UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     December 9, 2003

MERCK & CO., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110

(Commission File Number)	(IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of Principal Executive Offices)	(Zip Code)

(908) 423-1000

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
OPENING REMARKS
CLOSING REMARKS
PRESS RELEASE

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit 99.1	Opening Remarks given at the 2003 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

Exhibit 99.2	Closing Remarks given at the 2003 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

Exhibit 99.3	Press release issued December 9, 2003 regarding business briefing to analysts

Item 9. Regulation FD Disclosure

Incorporated by reference are Opening and Closing Remarks given at the 2003 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant, attached as Exhibit 99.1 and Exhibit 99.2, respectively. Also incorporated by reference is a press release issued by the Registrant on December 9, 2003, attached as Exhibit 99.3, concerning the Registrant’s business briefing to analysts.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., Inc.

Date: December 9, 2003	By:	/s/ Debra A. Bollwage

DEBRA A. BOLLWAGE
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Opening Remarks given at the 2003 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

99.2	Closing Remarks given at the 2003 Annual Business Briefing, by Raymond V. Gilmartin, Chairman, President and Chief Executive Officer of the Registrant

99.3	Press release issued December 9, 2003 regarding business briefing to analysts